Investor Update
Third Quarter 2009
Earnings Conference Call
October 29, 2009
NASDAQ: HTCO

 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.
Forward Looking Statement
HTCO | Q3-09 Earnings | 10.29.09

Third Quarter 2009 Highlights
Increased cash position, release of income tax reserves,
and strong balance sheet
•Company reported total revenue of $34.9 M
•Net Income totaled $6.1 M, or $0.47 per diluted share
 - Net Income included a release of income tax reserves of $4.4 M
•Operating income of $4.7 M
•Enventis Sector transport services revenue increased 37% to $8.8 M
•Telecom Sector broadband revenue grew 12% totaling $3.1 M
HTCO | Q3-09 Earnings | 10.29.09

*(Dollars In Millions)*

| | Three months ended Sept. 30 | | | Nine months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Revenue | | | | | | |
| Telecom Sector | **$ 17.4** | $ 18.8 | -7% | **$ 52.9** | $ 55.1 | -4% |
| Enventis Sector | **17.5** | 21.1 | -17% | **47.9** | 60.4 | -21% |
| Total | **$ 34.9** | $ 39.9 | -12% | **$ 100.8** | $ 115.5 | -13% |
| Cost of Sales | **$ 5.7** | $ 10.2 | -45% | **$ 16.4** | $ 29.6 | -45% |
| Other Costs & Expenses | **24.5** | 24.3 | 1% | **69.8** | 69.8 | 0% |
| Total Expense | **$ 30.2** | $ 34.5 | -12% | **$ 86.2** | $ 99.4 | -13% |
| Operating Income | **$ 4.7** | $ 5.4 | -12% | **$ 14.6** | $ 16.1 | -10% |
| Net Income | **$ 6.1** | $ 2.1 | 195% | **$ 9.8** | $ 6.3 | 55% |
| EPS - Diluted | **$ 0.47** | $ 0.16 | 194% | **$ 0.75** | $ 0.48 | 56% |

HickoryTech

Total Company Results
Note: Net income in Q3-09 included a $4.4 M release of income tax reserve.
HTCO | Q3-09 Earnings | 10.29.09

| *(Dollars In Millions)* | Three Months ended Sept.30 | | | Nine Months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Revenue | | | | | | |
| Access | **$ 6.0** | $ 6.8 | -11% | **$ 18.2** | $ 19.5 | -7% |
| Broadband | **3.1** | 2.7 | 12% | **8.9** | 8.1 | 10% |
| Other Telecom | **8.7** | 9.4 | -7% | **26.6** | 27.9 | -4% |
| Total Revenues | **$ 17.8** | $ 18.9 | -6% | **$ 53.7** | $ 55.5 | -3% |
| Costs and Operating Expenses | **$ 10.5** | $ 11.5 | -8% | **$ 31.4** | $ 33.5 | -6% |
| Depreciation and Amortization | **3.9** | 4.0 | -5% | **11.8** | 12.0 | -2% |
| Total Expense | **$ 14.4** | $ 15.5 | -7% | **$ 43.2** | $ 45.5 | -5% |
| Operating Income | **$ 3.4** | $ 3.4 | 0% | **$ 10.5** | $ 10.0 | 5% |
| Net Income | **$ 2.0** | $ 2.0 | 0% | **$ 6.2** | $ 5.8 | 6% |
| Capital Expenditures | **$ 2.6** | $ 3.1 | -17% | **$ 6.4** | $ 8.1 | -21% |

Note: Numbers prior to inter-segment eliminations.

HickoryTech

Telecom Sector Results
HTCO | Q3-09 Earnings | 10.29.09

(Dollars in Millions)
2006
2007
2008
2009
$7.3
$7.4
$6.8
$6.2
$7.4
$9.4
$6.0
$6.0
$7.6
$7.1
$6.8
$6.0
$7.6
$7.1
$6.3
Q1
Q2
Q3
Q4

HickoryTech

Telecom Network Access Revenue
*Q2-2007 network access revenue includes $1.9 million IXC settlement.

Note: Q3-07 and Q3-09: Interstate rate change/decreases effective.

*IXC Settlement
HTCO | Q3-09 Earnings | 10.29.09

| *(Dollars In Millions)* | Three Months ended Sept. 30 | | | Nine Months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Revenue | | | | | | |
| ENS equipment | **$ 6.6** | $ 11.7 | -44% | **$ 18.8** | $ 34.6 | -46% |
| ENS services | **2.2** | 3.1 | -30% | **7.3** | 8.2 | -12% |
| ETS services | **8.8** | 6.4 | 37% | **22.2** | 18.1 | 23% |
| Total Revenue | **$ 17.6** | $ 21.2 | -17% | **$ 48.3** | $ 60.9 | -21% |
| Costs of Sales | **$ 5.7** | $ 10.2 | -45% | **$ 16.4** | $ 29.6 | -45% |
| Other Costs & Operating Expenses | **8.9** | 8.3 | 8% | **23.7** | 22.2 | 7% |
| Depreciation and Amortization | **1.5** | 1.1 | 26% | **3.8** | 3.2 | 19% |
| Total Expense | **$ 16.1** | $ 19.6 | -18% | **$ 43.9** | $ 55.0 | -20% |
| Operating Income | **$ 1.5** | $ 1.6 | -6% | **$ 4.4** | $ 5.9 | -26% |
| Net Income | **$ 0.9** | $ 1.0 | -6% | **$ 2.6** | $ 3.5 | -25% |
| Capital Expenditures | **$ 1.4** | $ 1.3 | 7% | **$ 4.9** | $ 4.3 | 13% |

HickoryTech

Enventis Sector
Results
Note: Numbers prior to inter-segment eliminations.
HTCO | Q3-09 Earnings | 10.29.09

| *(Dollars in Millions)* | Three Months Ended Sept. 30 | | | | Nine Months Ended Sept. 30 | | | |
|---|---|---|---|---|---|---|---|---|
| | **Enterprise Network Services (ENS)** | | **Enventis Transport Services (ETS)** | | **Enterprise Network Services (ENS)** | | **Enventis Transport Services (ETS)** | |
| | **2009** | **2008** | **2009** | **2008** | **2009** | **2008** | **2009** | **2008** |
| Revenues before intersegment eliminations: | | | | | | | | |
| Equipment | **$ 6.6** | $ 11.7 | **$ -** | $ - | **$ 18.8** | $ 34.6 | **$ -** | $ - |
| Services | **2.2** | 3.1 | **8.7** | 6.3 | **7.3** | 8.2 | **21.8** | 17.7 |
| Intersegment | **-** | - | **0.1** | 0.1 | **-** | - | **0.4** | 0.4 |
| Total Revenue | **$ 8.8** | $ 14.8 | **$ 8.8** | $ 6.4 | **$ 26.1** | $ 42.8 | **$ 22.2** | $ 18.1 |
| Cost of sales | **$ 5.7** | $ 10.2 | **$ -** | $ - | **$ 16.4** | $ 29.6 | **$ -** | $ - |
| Cost of services (excluding depreciation and amortization) | **1.7** | 2.7 | **4.5** | 3.2 | **5.3** | 6.7 | **11.0** | 8.4 |
| Selling, general and administrative expenses, (excluding depreciation and amortization) | **1.3** | 1.3 | **1.4** | 1.1 | **3.8** | 3.8 | **3.6** | 3.3 |
| Depreciation and amortization | **0.1** | 0.1 | **1.4** | 1.0 | **0.3** | 0.4 | **3.5** | 2.8 |
| Total Expenses | **8.8** | $ 14.3 | **$ 7.3** | $ 5.3 | **$ 25.8** | $ 40.5 | **$ 18.1** | $ 14.5 |
| Operating income | **$ -** | $ 0.5 | **$ 1.5** | $ 1.1 | **$ 0.3** | $ 2.3 | **$ 4.1** | $ 3.6 |
| Net income | **$ -** | $ 0.3 | **$ 0.9** | $ 0.7 | **$ 0.2** | $ 1.4 | **$ 2.4** | $ 2.1 |
| Capital expenditures | **$ -** | $ 0.1 | **$ 1.4** | $ 1.2 | **$ 0.3** | $ 0.4 | **$ 4.6** | $ 3.9 |

HickoryTech

Enventis Product Line Results
Note: Numbers prior to inter-segment eliminations.
HTCO | Q3-09 Earnings | 10.29.09

# Equipment sales impacted by economic factors

$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
ENS Equipment
ENS Services
ETS Services

Enventis Revenue
$2.2M
$8.8 M
$6.6 M
2006 2007 2008 2009
HTCO | Q3-09 Earnings | 10.29.09

35
30
25
20
15
10
5
0
$30.2
$6.2
$11.3
$1.2
$5.1
$6.4
EBITDA
Debt Service
Capex
Cash Taxes
Dividend Payment
Excess Cash

HickoryTech

Operating Cash Flow: 2009 YTD
Dividend Payout
Ratio is 44%
of Operating
Cash Flow
(Dollars in Millions)
Note1 Debt Service includes interest expense and mandatory principal repayments.
HTCO | Q3-09 Earnings | 10.29.09
$11.5 M
1

| *(Dollars In Millions)* | Three Months ended Sept. 30 | | | Nine Months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Operating Income | **$ 4.7** | $ 5.4 | -12% | **$ 14.6** | $ 16.1 | -10% |
| Add: | | | | | | |
| Depreciation | **5.0** | 4.9 | 2% | **15.0** | 14.4 | 4% |
| Amortization of Intangibles | **0.3** | 0.3 | 0% | **0.6** | 0.9 | -19% |
| EBITDA | **$ 10.0** | $ 10.6 | -5% | **$ 30.2** | $ 31.4 | -4% |

| *(Dollars In Millions)* | Three Months ended Sept. 30 | | | Nine Months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Net Income | **$ 6.1** | $ 2.1 | 195% | **$ 9.8** | $ 6.3 | 55% |
| Income tax reserve release | **(4.4)** | - | - | **(4.4)** | - | - |
| Net Income excluding income tax reserve release | **$ 1.7** | **$ 2.1** | -20% | **$ 5.4** | $ 6.3 | -15% |

HickoryTech

Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation.
HTCO | Q3-09 Earnings | 10.29.09
Company management believes Net Income minus the income tax reserve release, a non-GAAP financial measure, provides useful information regarding the Company’s overall operating results.
Reconciliation of Non-GAAP Financial
Measures

CP Telecom Acquisition

HickoryTech Corporation closed Aug. 1, 2009 on its acquisition of
CP Telecom, a facilities-based telecommunications provider,
serving Minneapolis, St. Paul and northern Minn.
•$6.6 M final acquisition price
•Strategic initiative to expand SMB focus and product line
•Increases fiber capacity in Minneapolis and St. Paul through long-term leases, adds network colocations and strategic Points of Presence
•Expands sales agent distribution channel
•Projected synergies through off-net circuit migration to HT network, billing system conversion, agent sales channel
•2008 unaudited fiscal revenue was $10 million
•36 employees based in Duluth and Minneapolis

HTCO | Q3-09 Earnings | 10.29.09

## Telecom Sector Reconciliation of Operating Income to EBITDA

| *(Dollars In Millions)* | Three Months ended Sept. 30 | | | Nine Months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Operating Income | **$ 3.4** | $ 3.4 | 0% | **$ 10.5** | $ 10.0 | 5% |
| Add: | | | | | | |
| Depreciation and Amortization | **3.9** | 4.0 | -5% | **11.8** | 12.0 | -2% |
| EBITDA | **$ 7.3** | $ 7.4 | -3% | **$ 22.3** | $ 22.0 | 1% |

## Enventis Sector Reconciliation of Operating Income to EBITDA

| *(Dollars In Millions)* | Three Months ended Sept. 30 | | | Nine Months ended Sept. 30 | | |
|---|---|---|---|---|---|---|
| | **2009** | **2008** | **% Change** | **2009** | **2008** | **% Change** |
| Operating Income | **$ 1.5** | $ 1.6 | -6% | **$ 4.4** | $ 5.9 | -26% |
| Add: | | | | | | |
| Depreciation and Amortization | **1.5** | 1.1 | 26% | **3.8** | 3.2 | 19% |
| EBITDA | **$ 3.0** | $ 2.7 | 7% | **$ 8.2** | $ 9.1 | -10% |

HickoryTech

Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation.
Reconciliation of Non-GAAP Financial
Measures

Summary
Consistent Operating Results, Increased Cash Position
• Strong growth in Enventis transport services
• Continued Telecom stability and broadband growth
• Increased cash position, strong balance sheet
• Clear focus on growing business-to-business services
• Successful close of CP Telecom acquisition

HTCO | Q3-09 Earnings | 10.29.09
Focused on creating shareholder value.

Ely
Virginia
Babbitt
Hibbing
Eveleth
Grand Rapids
Fargo
Duluth
Brainerd
Superior
Minneapolis / St. Paul
St. Cloud
Shakopee
Farmington
Faribault
Eau Claire
Red Wing
Owatonna
Mankato
Winona
La Crosse
Rochester
Sioux Falls
Rock Rapids
Austin
Albert Lea
Hull
Urbandale
Des Moines
HickoryTech Fiber Network
Extended Fiber Network
Community Fiber Ring
Backbone POP
ILEC Service Areas
CLEC Service Areas

HickoryTech

HickoryTech Network and Service
Area
2,400 fiber optic miles